Exhibit 99.20

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting (the “Meeting”) of Shareholders of WEST FRASER TIMBER CO. LTD. (the “Company”) will be held at 501-858 Beatty Street, Vancouver, B.C. V6B 1C1 on May 26, 2020 at 11:30 a.m., local time, for the following purposes:

1.	to receive the consolidated financial statements of the Company for its fiscal year ended December 31, 2019, together with the auditor’s report on them;

2.	to elect the directors of the Company to hold office until the close of the next annual general meeting;

3.	to appoint an auditor of the Company to serve until the close of the next annual general meeting and to authorize the directors to fix the auditor’s remuneration;

4.

to consider an advisory (non-binding) resolution on the Company’s approach to executive compensation, as more particularly set out in the section of the Information Circular entitled “Advisory Resolution on the Company’s Approach to Executive Compensation (Say on Pay)”;

5.

to consider and, if deemed advisable, pass a resolution to ratify, confirm and approve the Company’s new shareholder rights plan, as more particularly set out in the section of the Information Circular entitled “Resolution to Ratify and Approve the Shareholder Rights Plan”;

6.	to consider any amendment to or variation of any matter identified in this Notice; and

7.	to transact such other business as may properly come before the Meeting or any adjournment of it.

A copy of the Annual Report of the Company for the year ended December 31, 2019 accompanied the notice prepared for the Original Meeting for those Shareholders that had requested a copy of the Annual Report. The Annual Report can be found on our website (www.westfraser.com) and can also be found on SEDAR (www.sedar.com). The Annual Report includes the consolidated financial statements and the auditor’s report.

Shareholders registered at the close of business on April 2, 2020 will be entitled to receive this Notice and to vote at the Meeting.

INFORMATION ON NOTICE AND ACCESS

(You have not been sent a physical copy of the Information Circular.)

General Information

The Company has prepared this Notice of Meeting, the Information Circular and a form of proxy relating to the Meeting, and the Information Circular contains details of the matters to be considered at the Meeting. This Notice of Meeting has been prepared and mailed to you under the notice and access rules that came into effect on February 11, 2013 pursuant to applicable Canadian securities laws. Notice and access enables issuers to reduce the volume of materials that must be physically mailed to shareholders by posting the Information Circular and related materials on the internet. Please call AST Trust Company (Canada) toll- free at 1-800-387-0825 if you have any questions about notice and access.

How to Access the Information Circular and Obtain a Physical Copy

The Information Circular and related materials are available under the Company’s profile at www.sedar.com and on the Company’s website at www.westfraser.com. Shareholders are reminded to review these online materials in connection with the Meeting and before voting. Shareholders may obtain a physical copy of the Information Circular by: 1) calling the Company’s transfer agent, AST Trust Company (Canada), toll free at 1-888-433-6443; or 2) emailing a request to AST Trust Company (Canada) at fulfilment@astfinancial.com. A request for a physical copy of the Information Circular should be sent sufficiently in advance so that it is received by the Transfer Agent by May 11, 2020, in order to allow sufficient time for the Shareholder to receive the physical copy of the Information Circular and return the proxy by its due date.

Proxies and Voting Instruction Forms (VIFs)

Registered Shareholders have received a form of proxy with this Notice of Meeting. The deadline for submitting proxies is 11:30 a.m. (Vancouver time) on May 22, 2020. Please complete, date and sign the proxy and deliver it before that deadline in accordance with the instructions set out in the proxy and Information Circular.

Non-registered Shareholders (beneficial owners) have received a voting instructions form (“VIF”) with this Notice of Meeting. The deadline for returning VIFs is specified in the VIF itself. VIFs, whether provided by the Company or an intermediary, should be completed and returned in accordance with the specific instructions, and by the deadline specified, in the VIF. Please ensure you carefully follow the instructions set out in the VIF, including those specifying where and when the VIF is to be returned.

Please review the Information Circular before completing your proxy or VIF, as the Information Circular contains additional information about each matter to be voted on at the Meeting. The following guide will assist you in locating the relevant disclosure for each matter.

For disclosure about:	Refer to the following section(s) in the Information Circular

• the election of directors	“Information regarding Nominees for Election as Directors”

• the appointment of the Company’s auditor	“Appointment of the Auditor”

• the approval of the Company’s approach to executive compensation	“Advisory Resolution on the Company’s Approach to Executive Compensation (Say on Pay)”

• the ratification and approval of the Company’s new shareholder rights plan	“Resolution to Ratify and Approve the Shareholder Rights Plan”

A Shareholder who is unable to attend the Meeting in person and who wishes to ensure that such Shareholder’s shares are voted at the Meeting must complete, date and sign an acceptable form of proxy and deliver it by hand or by mail in accordance with the instructions set out in the enclosed form of proxy and in the Information Circular.

NOTE OF CAUTION CONCERNING COVID-19 OUTBREAK

At the date of this Notice it is the intention of the Company to hold the Meeting at the location stated above in this Notice. We are continuously monitoring the development of the current coronavirus (COVID-19) outbreak (“COVID-19”). In light of the rapidly evolving public health guidelines related to COVID-19, we ask Shareholders to consider voting their Shares by proxy and not attend the meeting in person. Shareholders who do wish to attend the Meeting in person, should carefully consider and follow the instructions of the federal Public Health Agency of Canada: (https://www.canada.ca/en/public- health/services/diseases/coronavirus-disease-covid-19.html). We ask that Shareholders also review and follow the instructions of the regional health authorities of the Province of British Columbia, including the Vancouver Coastal Health Authority, the Fraser Health Authority and any other health authority holding jurisdiction over the areas you must travel through to attend the Meeting. Please do not attend the Meeting in person if you or someone with whom you have been in close contact are experiencing any cold or flu- like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days immediately prior to the Meeting. All Shareholders are strongly encouraged to vote by submitting their completed form of proxy (or voting instruction form) prior to the Meeting by one of the means described above.

The Company reserves the right to take any additional pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to further developments in the COVID-19 outbreak, including: (i) holding the Meeting virtually or by providing a webcast of the Meeting; (ii) hosting the Meeting solely by means of remote communication; (iii) changing the Meeting date and/or changing the means of holding the Meeting; (iv) denying access to persons who exhibit cold or flu-like symptoms, or who have, or have been in close contact with someone who has, travelled to/from outside of Canada within the 14 days immediately prior to the Meeting; and (v) such other measures as may be recommended by public health authorities in connection with gatherings of persons such as the Meeting. Should any such changes to the Meeting format occur, the Company will announce any and all of these changes by way of news release, which will be filed under the Company’s profile on SEDAR as well as on our Company website at www.westfraser.com. We strongly recommend you check the Company’s website prior to the Meeting for the most current information. In the event of any changes to the Meeting format due to the COVID-19 outbreak, the Company will not prepare or mail amended Meeting Proxy Materials.

DATED at Vancouver, B.C., April 16, 2020.

BY ORDER OF THE BOARD

/s/ Raymond Ferris
Raymond Ferris
President and Chief Executive Officer